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                                                                    EXHIBIT 23.5

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors of Redball, LLC:


We consent to the use of our report incorporated herein by reference and the reference to our firm under the heading "Experts" in this Form S-4.


                                                     /s/ KPMG LLP

Minneapolis, Minnesota
July 13, 2001